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                                                                    EXHIBIT 23-H



                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We consent to the inclusion in this registration statement of Form S-4 (File No. 333-18397) of our report dated July 26, 1996 on our audits of the consolidated and combined financial statements of SERVISTAR Corporation and Coast to Coast Stores, Inc. We also consent to the reference to our firm under the caption "Experts".




                                         Coopers & Lybrand LLP






Pittsburgh, Pennsylvania
January 24, 1997